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                                                                    EXHIBIT 10.2

                         LIONS GATE ENTERTAINMENT CORP.
                  FORM OF INCENTIVE PLAN STOCK OPTION AGREEMENT

THIS AGREEMENT is made as of the____day of__________, _______.

BETWEEN:

          LIONS GATE ENTERTAINMENT CORP, a company amalgamated under the laws of the Province of British Columbia and having its head office at Suite 3123, Three Bentall Centre, 595 Burrard Street, P.O. Box 49139, Vancouver, British Columbia, V7X 1J1

          (hereinafter called the "Company")
AND:

          NAME

          (hereinafter called the "Optionee")

WHEREAS:

(A) The Optionee was granted options to acquire_____ common shares of the Company on___________ , (the "Option Date").

(B) The Optionee is eligible to participate in the Company's Employees' and Directors' Equity Incentive Plan (the "Plan") by virtue of being an Eligible Employee or an Eligible Director; and

(C) The Company and the Optionee are entering into this Agreement to confirm their agreement relating to the Company options (the "Options") granted to the Optionee hereunder.

NOW THEREFORE, in consideration of the premises and of the covenants and conditions hereinafter set forth, the parties hereto agree as follows:

1.       INTERPRETATION

Terms denoted herein with initial capital letters, unless otherwise defined herein, have the meanings assigned to them in the Plan.

2.       GRANT

The Company hereby grants to the Optionee an Option to purchase, upon the terms and conditions set forth herein, up to________ Shares (the "Optioned Shares").

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3.       EXERCISE PRICE

The exercise price for the Optioned Shares shall be $___ per Optioned Share.

4.       EXERCISE

The Optionee may exercise the Option, from time to time, by giving written notice to the Company and delivering to the Company a certified cheque in an amount equal to the number of Optioned Shares in respect of which the Option is being exercised multiplied by the exercise price specified in paragraph 3 hereof.

5.       TERMS OF OPTION

The Option may be exercised (in each case to the nearest full Share) during the Option Period as follows:

         (a) at any time from the first anniversary until the second anniversary of the Option Date, the Optionee may exercise the Option in respect of up to 33 1/3% of the total number of Optioned Shares reserved for issuance pursuant to the Option;

         (b) at any time after the second anniversary of the Option Date until the third anniversary of the Option Date, the Optionee may exercise the Option in respect of an additional 33 1/3% of the total number of Optioned Shares reserved for issuance pursuant to the Option less the number of Optioned Shares previously acquired by the Optionee pursuant to any partial exercise of the Option; and

         (c) at any time after the third anniversary of the Option Date until the Expiry Date (as defined below), the Optionee may exercise the Option in respect of up to 100% of the total number of Optioned Shares reserved for issuance pursuant to the Option less that number of Optioned Shares previously acquired by the Optionee pursuant to any partial exercise of the Option.

6.       OPTION PERIOD

Subject to earlier termination in accordance with the provisions of this Agreement or the Plan, the Option will be exercisable by the Optionee until _______________ (the "Expiry Date") whereupon the Option will terminate.

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7.       SHARE APPRECIATION RIGHTS

The Optionee may have, at the discretion of the Board, in respect of the Option, the Rights described in Section 2.6 of the Plan, which Rights may be exercised by the Optionee, by giving written notice to the Company, at any time and from time to time during the Option Period, but only to the extent that the Option is then exercisable.

8.       TERMINATION OF OPTION

As more specifically provided for in the Plan and, in particular Section 2.8 thereof, the Option shall terminate, to the extent not previously exercised, upon the first to occur of the following dates:

         (a)      the Expiry Date;

         (b) the date which is six months following the date of the Optionee's death;

         (c) the date the Optionee ceases, for cause, to be an Eligible Employee or an Eligible Director under the Plan; or

         (d) the date which is six months following the date the Optionee ceases to be an Eligible Employee or an Eligible Director under the Plan for any reason other than cause or death.

9.       TRANSFER OF OPTIONS

The Options are non-transferable except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order.

10.      RESTRICTIONS ON RESALE

The Optionee agrees that transfer restrictions may be imposed by the Company in respect of the Optioned Shares should the Company deem it necessary or appropriate to do so in order to comply with the requirements of applicable law or of any regulatory authorities having jurisdiction over the securities of the Company.

11.      PROFESSIONAL ADVICE

The acceptance and exercise of the Option and the sale of Optioned Shares issued pursuant to exercise of the Option may have consequences under federal, provincial, and state tax and securities laws which may vary depending on the individual circumstances of the Optionee. The Optionee acknowledges that the Optionee has been advised to consult a personal, legal and tax advisor in connection with this Agreement and the Optionee's dealings with respect to the Option or the Optioned Shares.

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12.      NOTICES

Any notice to be given hereunder shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, telexed, telecopied, telegraphed, or delivered to the parties at the addresses specified above or at such other address as each party may from time to time direct in writing. Any such notice shall be deemed to have been received if mailed, telexed, telecopied, or telegraphed, forty-eight hours after the time of mailing, telexing, telecopying, or telegraphing and if delivered, upon delivery. If normal mail service is interrupted by a labour dispute, slowdown, strike, force majeure, or other cause, a notice sent by mail shall not be deemed to be received until actually received, and the party giving such notice shall use such other services as may be available to ensure prompt delivery or shall deliver such notice.

13.      INCORPORATION BY REFERENCE

All of the terms of the Plan, a copy of which is attached hereto as Schedule "A", are incorporated in this Agreement by reference and if there is any conflict between the terms herein set out and the terms of the Plan, the terms of the Plan will govern.

14.      QUEBEC OPTIONEES

If the Optionee is a resident in the Province of Quebec, the Optionee acknowledges receipt of an information memorandum in respect of the Plan dated as of November 13, 1997.

15.      LANGUAGE OF AGREEMENT

The parties hereto have requested that this Agreement and the certificates, documents or notices relating thereto be drafted in the English language. Les parties a cet accord ont exige que cet accord et tous certificats, documents ou avis y afferent soit redige en langue anglaise.

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IN WITNESS WHEREOF the parties have executed these presents as of the day and the year first above written.

LIONS GATE ENTERTAINMENT
CORP.

Per:____________________________
      Authorized Signatory

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                                 SPOUSAL CONSENT

In consideration of the execution of the foregoing Incentive Plan Stock Option Agreement by Lions Gate Entertainment Corp. with my spouse, I _________________, the spouse of the Optionee therein named, do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

__________________
Date

_________________________________
Signature of Spouse

I, ______________________ hereby confirm that I do not have a spouse as defined in the Family Act.

__________________
Date

_________________________________
Signature of Optionee

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                                  SCHEDULE "A"

                [EMPLOYEES' AND DIRECTORS' EQUITY INCENTIVE PLAN]